EXHIBIT 99.1

ZVUE CORPORATION RECEIVES AUDIT REPORT WITH EXPLANATORY PARAGRAPH REGARDING GOING CONCERN

San Francisco, April 3, 2008 - ZVUE Corporation (NASDAQ: ZVUE), a global digital entertainment company, today announced that the Report of Independent Registered Public Accounting Firm, issued by Salberg & Company, P.A., on the consolidated financial statements as of December 31, 2007 and for the years ended December 31, 2007 and 2006, included in its Annual Report on Form 10-KSB filed on March 31, 2008, contained an explanatory paragraph expressing substantial doubt about the company’s ability to continue as a going concern. This announcement is being made to comply with Nasdaq Marketplace Rule 4350(b)(1)(B), which requires disclosure through the news media of receipt of an audit opinion that expresses doubt about the ability of the company to continue as a going concern. This announcement does not represent any change or amendment to ZVUE’s 2007 and 2006 financial statements or to its Annual Report on Form 10-KSB.

Further information regarding the explanatory paragraph regarding the going concern and actions being taken by management are contained in ZVUE’s Annual Report on Form 10-KSB for the year ended December 31, 2007, and in ZVUE’s Current Report on Form 8-K being filed today.

About ZVUE Corporation
ZVUE Corporation (NASDAQ: ZVUE) is a global digital entertainment company. Its ZVUE Network (comprised of eBaumsWorld.com, Putfile.com, Holylemon.com, UnOriginal.co.uk, YourDailyMedia.com, Dorks.com, FunMansion.com and ZVUE.com) is consistently among the top-five companies providing user-generated video online. ZVUE™ personal media players are mass-market priced and currently available for purchase online and in Wal-Mart stores throughout the U.S. For more information, visit www.zvue.com.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995
Statements made in this release that are not historical in nature constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as “expects,” “plans” “will,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates,” and other words of similar meaning. These statements are subject to risks and uncertainties that cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with: (i) future financial results and financing requirements; (ii) development of new products and service offerings; (iii) the company’s ability to monetize, grow users and obtain synergies from acquired user-generated content providers; (iv) the company’s ability to integrate acquisitions; (v) the effectiveness, profitability, and marketability of the company’s current and prospective products and services; (vi), the impact of current, pending, or future legislation and regulation on the company’s industry; and (vii) the impact of competitive products, services, pricing or technological changes. More detailed information about the company and the risk factors that may affect the realization of forward-looking statements is set forth in the company’s filings with the Securities and Exchange Commission, including the company’s Annual Report on Form 10-KSB for the year ended December 31, 2007. Such documents may be read free of charge on the SEC’s web site at www.sec.gov. All forward-looking statements included in this release are made as of the date of this press release, and the company assumes no obligation to update any such forward-looking statements.

MEDIA AND INVESTOR CONTACT:
Scott Wilson, 415-785-7945, ir@zvue.com

ZVUE, HandHeld Entertainment, eBaum’s World, ZVUE Networks, eBaumsWorld.com, Putfile.com, Holylemon.com, UnOriginal.co.uk, YourDailyMedia.com, Dorks.com, FunMansion.com, ZVUE.com and ZVUE are trademarks of ZVUE Corporation. All other trademarks are property of their respective owners.